UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2023

SENSUS HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37714	27-1647271
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

851 Broken Sound Pkwy., NW # 215, Boca Raton, Florida	33487
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 922-5808

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SRTS	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SENSUS HEALTHCARE, INC.

FORM 8-K

CURRENT REPORT

Item 2.02 Results of Operation and Financial Condition

On January 5, 2023, Sensus Healthcare, Inc. (“Sensus”) announced via press release certain information regarding its performance, including preliminary revenues for the quarter and year ended December 31, 2022. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished under Item 2.02, including in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) and (c)

On January 3, 2023, Magdalena Martinez was elected Chief Operating Officer of Sensus, replacing Nicolas Soro.

Ms. Martinez, 33, has been with Sensus since 2013. Originally hired as a Customer Support Specialist, she provided real-time technical support and led Sensus’s team of field service engineers. She was promoted to Director of Field Operations in 2018, and most recently served as Sensus’s Vice President of Operations. Ms. Martinez’s involvement in all post-sales activities, with an emphasis in customer satisfaction, technical support, and asset management with Sentinel Cloud™ has made her an integral part of the operations team. She holds a B.A. in Business Administration from Stetson University.

Ms. Martinez has no family relationship that is required to be disclosed under Item 401(d) of Regulation S-K and is not a party to any related party transaction that is required to be disclosed under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release, dated January 5, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSUS HEALTHCARE, INC.

Date: January 9, 2023	By:	/s/ Javier Rampolla
Javier Rampolla
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated January 9, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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